Exhibit 10(b)(3)
         Section 906 N-CSR Certification of Principal Executive Officer
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               TRANSAMERICA OCCIDENTAL'S SEPARATE ACCOUNT FUND B
                       FOR THE PERIOD ENDING JUNE 30, 2003
                            FORM N-CSR CERTIFICATION
                PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Brian C. Scott, President and Chief Executive Officer of Transamerica Occidental's Separate Account Fund B (the "Registrant"), certify that, to the best of my knowledge:

(1) The Form N-CSR of Registrant (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: September 4, 2003                 By: /s/ Brian C. Scott
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